UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 11, 2014

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	22-3664872	000-10093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4770 Bryant Irvin Court, Suite 300, Fort Worth, TX	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 439-7025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreement

On September 11, 2014, after unanimous approval by the board of directors, Fuse Medical, Inc. (the “Company”) entered into a standard form of indemnification agreement (“Indemnification Agreement”) with certain directors, officers, employees, agents or fiduciaries of the Company (each an “Indemnitee”), pursuant to which the Company has agreed to indemnify each Indemnitee against certain liabilities that may arise by reason of each Indemnitee’s status or service as an officer, director, employee, agent or fiduciary of the Company, and to advance each Indemnitee the expenses incurred as a result of a proceeding as to which each Indemnitee may be indemnified. The Indemnification Agreement is intended to provide rights of indemnification to the fullest extent permitted by applicable law and is in addition to any other rights each Indemnitee may have under the Company’s certificate of incorporation, its bylaws and applicable law. The Indemnification Agreement also requires the Company to maintain directors’ and officers’ liability insurance with respect to each Indemnitee for so long as each Indemnitee continues to serve as a director or officer of the Company and shall continue thereafter so long as each Indemnitee shall be subject to any proceeding by reason of his or her former or current capacities at the Company.

The foregoing description of certain terms and conditions of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2014, the Company filed with the Secretary of State of the State of Delaware its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation, which was approved unanimously by the Company’s board of directors, consolidates past amendments to the Company's Certificate of Incorporation and also includes a provision which provides for the renunciation by the Company of certain corporate opportunities presented to officers and directors of the Company pursuant to Section 122(17) of the Delaware General Corporation Law.

The foregoing description of certain provisions of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company.

10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSE MEDICAL, INC.
(Registrant)

Date: September 15, 2014	By:	/s/ D. Alan Meeker
D. Alan Meeker
Chief Executive Officer